CONSULTING SERVICES AGREEMENT

THIS CONSULTING SERVICES AGREEMENT (the “Agreement”) is dated as of this 15th day of January, 2013, by and between Gennady Nickelshpur, with an address at Shlosberg Shmuel Street #1, Apt. 7D Haifa 35840, Israel (the “Chief Scientific Consultant” or "Consultant") and Dynamic Applications Corp., a Delaware corporation (the “Company”), with offices located at 14 Menachem Begin Street, Ramat Gan, 52700, Israel. The Consultant and the Company are sometimes referred to collectively, as the "Parties," and individually, as a "Party."

WHEREAS, Consultant is a mechanical, pneumatic and railway engineer by education and training as well as a patent specialist as set forth in his CV, a copy of which is attached hereto as Exhibit A); and

WHEREAS, Consultant has agreed to serve as the Company's Chief Scientific Consultant for the purposes of: (i) causing the Company's patent for its Patented Device (as defined in its Form 10-12G filed with the Unites States Securities and Exchange Commission ("SEC") to remain in full force and effect; and (ii) directing the transition of the Patented Device from the theoretical stage to the practical-prototype stage to the commercial-production stage; and

WHEREAS, the Company desires to engage Consultant at its Chief Scientific Consultant pursuant to the terms and conditions of this Agreement.

NOW THEREFOR, the Parties agree as follows:

1. Services: Consultant agrees to serve at the Company's Chief Scientific Consultant and shall provide services to the Company as follows: (i) causing the Company's patent for its Patented Device (as defined in its Form 10-12G filed with the SEC to remain in full force and effect; and (ii) directing the Company's program for the completion of development of the Patented Devices including the transition of the Patented Device from the theoretical stage to the practical-prototype stage to the commercial-production stage (the "Services").

2. Compensation: In consideration for the Services to be provided by the Consultant to the Company pursuant to this Agreement, the Company shall compensate Consultant as follows: (i) The Company shall pay Consultant at the rate of US$35.00 per hour for such time as Consultant shall be providing the Company with the above-referenced Services; and (ii) at such time as Consultant shall complete the specific Service set forth in Section 1(i) above, the Company shall grant to Consultant options (the "Option") to purchase shares of the Company's common stock (the "Common Stock") as shall be reasonably determined by the Company's Board of Directors from time to time, at the Board's sole discretion, pursuant to an employee stock option/incentive plan ("ESOP") to be adopted by the Company's Board of Directors. The Options shall entitle the Consultant to purchase Common Stock at an exercise price and a vesting schedule to determined by the Board of Directors. The Option Shares issuable upon the exercise of each Option shall be subject to the holding period set forth in Rule 144 promulgated by the SEC under the Securities Act of 1933, as amended (the "Act").

3. Right of Termination: Either Party may terminate this Agreement and the rights and obligations hereunder upon thirty (30) days written notice to the other Party, at the addresses first set forth above. Notwithstanding any termination under this Agreement, any Option that has vested and has not expired shall still be subject to exercise by the Consultant in accordance with the terms of this Agreement, except that if the Consultant shall be terminated by the Company "for cause," then all unexercised Options shall expire and be deemed null and void upon the effective date of termination.

4. Miscellaneous:

(i) Entire Agreement: This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof;

(ii) Amendment: This Agreement may not be amended or modified in any respect, except by the mutual written agreement of the parties hereto;

(iii) Counterparts: This Agreement may be executed in any number of counterparts and by the separate parties hereto in separate counterparts, each of which shall be deemed to be one and the same instrument; and

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Chief scientific Consultant DYNAMIC APPLICATIONS CORP.

/s/ Gennady Nickelshpur /s/ Asher Zwebner

Gennady Nickelshpur Asher Zwebner, CFO

str. Shlosberg Shmuel, 1, Apt.78,
Haifa 35840, Israel

cell. 054-4832109
E-mail: nickelshpur@yahoo.com
WWW: nickelman-ip.com

Gennady Nickelshpur

Objective

- Industrial and Special Equipment and Instrument, Environment
- Medical Equipment and Instrumentation, Optics, Electronics
- Vehicles, Agricultural Machines, Power Engineering, Electricity
- Hydraulics, Pneumatics, Gas Technologies, Robotics
- Search and Analysis of Patents and other Intellectual Property
- Investigation and Protection of Intellectual Property

Education

1966–1972 Institution of Railway Engineering, Faculty of Vehicles
Gomel, USSR

- M.Sc. in Mechanical Engineering.

1979–1982 Russian State Institution of Intellectual Property (former Central Patent Institute), Moscow, USSR

- Patent Specialist (Patent Attorney).

Courses

2009 **Advanced Course on Patent**, Geneva, Switzerland
Remote Learning Internet course DL-301
The World Intellectual Property Organization (WIPO)

2004 **General Course of Intellectual Property**, Geneva, Switzerland
Remote Learning Internet course DL-101
The World Intellectual Property Organization (WIPO)

1996 Course "Using AutoCAD 12" ORT-Career Haifa, Israel

Experience

2008 - present TECHNION, Haifa, Israel

ENERGTEK , Park Azorim, Petach Tikva, Israel

E.S. VASCULAR, Haifa, Israel

DANIEL FREIMANN, Patent Attorneys, Tel-Aviv, Israel

Patent Editor – Freelancer

2008 – April REINHOLD COHN & PARTNERS, Patent Attorneys, Tel-Aviv, Israel

Patent Attorney trainee

2007–March.2008 EHRLICH & FENSTER Patent Attorneys Ayalon Tower, Ramat Gan, Israel

Patent Attorney (Technical Advisor)

- Intellectual Property protection
- Patent research
- Preparing and prosecution of patent applications.

2006–Feb.2007 ENERGTEC, Park Azorim, Petach Tikva, Israel

Intellectual property reviewer

- Intellectual Property protection
- Patent protection of thin-film photovoltaic conversion devices technologies and hi- tech gas equipment.

1999–2006 S.V.SE. Ltd., Raanana, Israel

Chief Engineer

- Researched and developed a set of unique and innovative medical solutions
- Patent research and protection of inventions
- Managed and applied more than 60 patents for Israel and PCT patent authorities
- Implemented independent technological inventions.

1998–1999(February) Plasma-Laser Technologies Ltd., Yokneam, Israel,

R&D Consultant

- Patent research for plasma-laser welding equipment
- Patent protection.

1996–1998 R.Z. Diagnostica Ltd. Haifa, Israel

Project Engineer

- Engineering and Patent research for medical electronic diagnostic equipment
- Invention protection.

1995–1996 LAHAT Heating Elements Ltd. Netanya, Israel

Project Engineer

- Engineering and Patent research for electrical heating equipments
- Patent protection.

1992–1995 S.V.SE. Ltd Raanana, Israel

Project Engineer

- Engineering and Patent research for medical and transport equipment
- Patent protection.
- R&D of moving robotic prototype

1991 Technion – Israel Institute of Technology Haifa, Israel

Volunteer

- Engineering and patent research for industrial robots

1987–1990 GOMSELMASH Production Group Gomel, USSR

Central Specialized Design Bureau for Agricultural Combines

Leading Engineer,

Manager of Patent & Engineering Information Service

- Intellectual Property protection
- Patent protection.

1978–1987 GOMSELMASH Production Group Gomel, USSR

Patent Engineer,

Manager of Patent Group (since 1984)

- Intellectual Property protection
- Patent protection.

1973–1978 GOMSELMASH Production Group, Central Specialized Design Bureau for Agricultural Combines, Gomel, USSR

Design Engineer

- Design and engineering research for agricultural combines.

Patents and achievements

- 3 patents and 18 patent applications in Israel,
- 6 patents and 9 published patent applications in the USA,
- 14 International patent applications (PCT), filed in Israel,
- 21 patents and 3 International patent applications (PCT), filed in the former USSR.

Computer use

- Windows 2000, XP, MS Office 2007
- Solid Works 2003, 2004, AutoCAD 12-13,
- Internet Patent Tools

Languages

- Russian – native
- Hebrew - speaking an reading
- English – reading and writing, speaking (intermediate).